POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, Azzad Funds, a business trust organized under the laws of the State of Massachusetts (herein after referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints BASHAR QASEM as attorney for him and in his name, place and stead, and in his capacities described above, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-20177, 811-08021) hereby giving and granting to said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this _16th__ day of January, 2021.

 /s/ Umbereen Ahmed

Umbereen Ahmed

Trustee

ACKNOWLEDGMENT

STATE OF

Virginia

)

) ss:

COUNTY OF

Fairfax

)

On 1/16/2021, before me, Michael Cecilio Bonilla, a Notary Public, in and for the State of Virginia, personally appeared Umbereen Ahmed who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

Signature:

/s/ Michael Cecilio Bonilla

notary seal

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, Azzad Funds, a business trust organized under the laws of the State of Massachusetts (herein after referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints BASHAR QASEM as attorney for him and in his name, place and stead, and in his capacities described above, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-20177, 811-08021) hereby giving and granting to said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this _15th__ day of January, 2021.

 /s/ Damani K. Ingram

Damani K. Ingram

Trustee

ACKNOWLEDGMENT

STATE OF

Maryland

)

) ss:

COUNTY OF

Howard

)

On 1/15/2021, before me, Amorelle E. Bayley-Hay, a Notary Public, in and for the State of Maryland, personally appeared Damani K. ingram who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

Signature:

/s/ Amorelle Bayley-Hay

notary seal